UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 22, 2009

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA 50588

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition.

On June 26, 2009, Meta Financial Group, Inc. (the “Company”) issued a release announcing restated earnings for the fiscal year ended September 30, 2008, and the fiscal quarters ended December 31, 2008 and March 31, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.  The information in this Item 2.02, including the Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

a)     Recently, in the course of preparations for filing its 2008 federal income tax return, the Company was notified that an error in income tax expense was reported on the Company’s financial statements in connection with the Company’s March 28, 2008 sale of its subsidiary, MetaBank West Central. The Company relies upon an outsourced third party public accounting firm to prepare its tax returns and to render tax accounting advice in connection with the preparation of the Company’s financial statements; such firm is unaffiliated with the Company’s current independent auditing firm.  The third party tax advisor informed the Company’s management that the tax advisor’s earlier assumption relative to the cost basis and tax treatment of the subsidiary sale was incorrect resulting in a greater reported gain on sale of the subsidiary for tax purposes.  As a result of the error, the Company’s accrued income tax expense was understated as originally reported and will increase by $1,074,000 when corrected.

The Company’s management promptly determined and informed the Audit Committee and Board of Directors that the Company’s financial statements for the fiscal year ended September 30, 2008, and the fiscal quarters ended December 31, 2008 and March 31, 2009 should no longer be relied upon and should be corrected for errors resulting from the tax miscalculation.  On June 22, 2009, the Audit Committee of the Board of Directors concluded, based on management’s recommendation, that as a result of these errors, the Company will restate its financial statements for these periods.  Management and the Audit Committee have discussed the matter with KPMG, LLP, the Company’s independent registered public accounting firm.

The Company will amend its annual report on Form 10-K for the fiscal year ended September 30, 2008, and its quarterly reports on Form 10-Q for the fiscal quarters ended December 31, 2008 and March 31, 2009 to include the restated financial statements.  The amended Form 10-K and Forms 10-Q will be filed as soon as possible.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits.

The following Exhibits are being furnished herewith:

99.1                           Press Release of Meta Financial Group, Inc. dated June 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ J. Tyler Haahr
J. Tyler Haahr
President and Chief Executive Officer

Dated:  June 26, 2009

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc. dated June 26, 2009